UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2019

Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of the Company was held on February 7, 2019. Matters voted on by shareholders included (i) the election of directors to the Company’s board of directors, (ii) ratification of the Company’s selection of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2018, (iii) a shareholder proposal to request a report disclosing the Company’s policy and procedures, expenditures, and other activities related to lobbying and grassroots lobbying communications (“Proposal No. 1”), and (iv) a shareholder proposal to request a report disclosing the Company’s human rights due diligence process (“Proposal No. 2”). The results of the shareholders’ votes are reported below.

(i)	With respect to the election of directors:

Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
John Tyson	924,632,419	5,032,536	175,889	25,100,116
Gaurdie E. Banister Jr.	883,854,431	45,778,701	207,712	25,100,116
Dean Banks	859,636,236	69,990,412	214,196	25,100,116
Mike Beebe	859,500,881	70,130,250	209,713	25,100,116
Mikel A. Durham	859,679,195	69,956,260	205,389	25,100,116
Kevin M. McNamara	923,697,555	5,938,081	205,208	25,100,116
Cheryl S. Miller	926,383,132	3,255,532	202,180	25,100,116
Jeffrey K. Schomburger	923,751,619	5,890,345	198,880	25,100,116
Robert Thurber	851,831,933	77,805,243	203,668	25,100,116
Barbara A. Tyson	924,199,159	5,447,181	194,504	25,100,116
Noel White	927,022,573	2,619,210	199,061	25,100,116

(ii)	With respect to the ratification of the Company’s selection of PwC:

Votes For	950,388,244
Votes Against	4,280,321
Votes Abstained	272,395

(iii)	With respect to Proposal No. 1:

Votes For	103,798,537
Votes Against	824,879,498
Votes Abstained	1,162,809
Broker Non-Votes	25,100,116

(iv)	With respect to Proposal No. 2:

Votes For	51,208,220
Votes Against	872,950,533
Votes Abstained	5,682,091
Broker Non-Votes	25,100,116

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: February 11, 2019	By:	/s/ R. Read Hudson

	Name:	R. Read Hudson
	Title:	Senior Vice President, Associate General Counsel and Secretary